0008136 07477

NUMBER 8136

SHARES

CCFNB BANCORP, INC.

BLOOMSBURG, PENNSYLVANIA

CUSIP # 124880105

COUNTER SIGNED AND REGISTERED
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

This Certifies that

********64********
*********64*******
**********64******
***********64*****
************64****
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SIXTY-FOUR

is the registered holder of ______ *Shares*

COMMON STOCK - Par Value $1.25 Per Share

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

Witness the facsimile seal of the Corporation and signatures of its duly authorized officers. Dated

APRIL 14, 2010

07477000140

Chairman

President and Chief Executive Officer

CCFNB BANCORP, INC.
1983
BLOOMSBURG, PENNSYLVANIA

The Corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common
TEN ENT—as tenants by the entireties
JT TEN —as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT— ______ Custodian ______
(Cust) (Minor)
under Uniform Gifts to Minors Act ______
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ______ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______

______

______ *shares*

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______ *Attorney*

to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ______

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.